UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Third Floor

Charlestown, Massachusetts 02129

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On March 6, 2026, Solid Biosciences Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain institutional accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement an aggregate of 14,973,257 shares of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price of $5.61 per share, and, to investors who so choose in lieu of Shares, pre-funded warrants to purchase 27,807,482 shares of the Company’s common stock (the “Pre-Funded Warrants”), at a price of $5.609 per Pre-Funded Warrant (the “Private Placement”).

The Private Placement is expected to close on or about March 9, 2026, subject to the satisfaction of certain customary closing conditions. The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $240.0 million, before deducting placement agent fees and offering expenses, and aggregate net proceeds from the Private Placement of approximately $226.8 million, after deducting placement agent fees.

Leerink Partners LLC and Citigroup Global Markets Inc. acted as joint lead placement agents for the Private Placement. Cantor Fitzgerald & Co. acted as co-lead placement agent for the Private Placement. H.C. Wainwright & Co. LLC and Truist Securities Inc. acted as co-placement agents for the Private Placement.

The Company has granted the Investors indemnification rights with respect to its representations, warranties, covenants and agreements under the Securities Purchase Agreement.

The Private Placement includes new and existing investors, including Perceptive Advisors, Bain Capital Life Sciences, RA Capital Management, Invus, Vestal Point Capital, Janus Henderson Investors, and Deep Track Capital, among others. Each Investor has agreed that it will not trade in the Company’s securities until after March 11, 2026.

Pre-Funded Warrants

Each Pre-Funded Warrant to be issued in the Private Placement will have an exercise price of $0.001 per share, will be exercisable immediately and will be exercisable until the Pre-Funded Warrant is exercised in full.

Under the terms of the Pre-Funded Warrants, the Company may not effect the exercise of any such warrant, and a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) would exceed 4.99% or 9.99%, as elected by the holder, of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased or decreased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99%.

Registration Rights Agreement

Also on March 6, 2026, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to register for resale the Shares and the shares of the Company’s common stock issuable upon exercise of the Pre-Funded Warrants (the “Pre-Funded Warrant Shares” and, together with the Shares, the “Registrable Securities”). Under the Registration Rights Agreement, the Company has agreed to file a registration statement covering the resale by the Investors of their Registrable Securities no later than 30 days following the closing of the Private Placement (the “Filing Date”). The Company has agreed to use reasonable best efforts to cause such registration statement to be declared effective as soon as reasonably practicable and to keep such registration statement effective until the date that all Registrable Securities covered by such registration statement have been sold or can be sold without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereof) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities.

In the event (i) the registration statement has not been filed by the Filing Date, (ii) the registration statement is not declared effective prior to the earlier of (a) five business days after the date on which the Company is notified by the Securities and Exchange Commission (the “SEC”) that the registration statement will not be reviewed by the SEC staff or is not subject to further comment by the SEC staff or (b) the 75th day after the Filing Date, or (iii) after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement for any reason, subject to certain limited exceptions, then the Company has agreed to make pro rata payments to each Investor then holding Registrable Securities as liquidated damages and not as a penalty in an amount equal to one percent (1.0%) of the aggregate amount invested by such Investor for the Registrable Securities per 30-day period or pro rata for any portion thereof for each such month during which such event continues, subject to certain caps set forth in the Registration Rights Agreement.

The Company has granted the Investors customary indemnification rights in connection with the registration statement. The Investors have also granted the Company customary indemnification rights in connection with the registration statement.

The foregoing descriptions of the Securities Purchase Agreement, the Pre-Funded Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of Securities Purchase Agreement, Pre-Funded Warrant and Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 4.1 and 10.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

The representations, warranties and covenants contained in the Securities Purchase Agreement and the Registration Rights Agreement were made solely for the benefit of the parties thereto and the placement agents expressly named as third-party beneficiaries thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement and the Registration Rights Agreement are incorporated herein by reference only to provide investors with information regarding the terms thereof and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 2.02	Results of Operations and Financial Condition.

Although the Company has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2025, the Company expects to report cash, cash equivalents and available-for-sale securities of approximately $187.9 million as of December 31, 2025.

The estimated cash, cash equivalents and available-for-sale securities figure is preliminary and unaudited, represents management’s estimate as of the date of this report, is subject to completion of the Company’s financial closing procedures for the fourth quarter and fiscal year ended December 31, 2025, and does not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2025, or the Company’s results of operations for the year ended December 31, 2025. The actual financial results may differ materially from the preliminary estimated financial information.

The information provided under Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Investors in the Securities Purchase Agreement, the offering and sale of the Shares and the Pre-Funded Warrants will be exempt from registration under Section 4(a)(2) of the Securities Act. The

Shares and Pre-Funded Warrants have not been registered under the Securities Act or any state securities laws, and the Shares and Pre-Funded Warrants may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities will not involve a public offering and will be made without general solicitation or general advertising. The Investors represented that they are institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act or “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act, and that they are acquiring the Shares and Pre-Funded Warrants for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares and Pre-Funded Warrants in violation of the United States federal securities laws.

Item 8.01	Other Events.

Based upon the Company’s current operating plan, the Company estimates that the net proceeds from the Private Placement, together with the Company’s existing cash, cash equivalents and available-for-sale securities, will enable the Company to fund its operating expenses and capital expenditure requirements into the first half of 2028. The Company expects to use the net proceeds from the Private Placement, together with its existing cash, cash equivalents and available-for-sale securities, to fund ongoing pipeline development programs, business development activities, and the remainder for general and administrative expenses and other general corporate purposes. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects, in which case it would need to obtain additional funding, which may not be available to the Company on acceptable terms, or at all. The Company does not expect that its existing cash, cash equivalents and available-for-sale securities and net proceeds from this Private Placement alone will be sufficient to enable the Company to fund the completion of the development of any of its product candidates.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated closing of the Private Placement; the anticipated proceeds from the Private Placement; the filing of a registration statement to register the resale of the Shares and Pre-Funded Warrant Shares to be issued and sold in the Private Placement; the Company’s preliminary and unaudited estimated cash, cash equivalents and available-for-sale securities as of December 31, 2025; the Company’s anticipated cash runway; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to: market and other financial conditions and the impact of general economic, industry or political conditions in the United States or internationally; whether the conditions for the closing of the Private Placement will be satisfied; and uncertainties as to the Company’s preliminary and unaudited estimated cash, cash equivalents and available-for-sale securities as of December 31, 2025, which are estimates based on preliminary and unaudited information, subject to the completion of the Company’s financial closing procedures. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant.

10.1	Form of Securities Purchase Agreement, dated March 6, 2026, by and among the Company and the other parties thereto.

10.2	Form of Registration Rights Agreement, dated March 6, 2026, by and among the Company and the other parties thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: March 6, 2026	By:	/s/ Alexander Cumbo
	Name:	Alexander Cumbo
	Title:	Chief Executive Officer